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                                                                EXHIBIT 99.4

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

     I HEREBY CONSENT TO BEING NAMED AS A PERSON ABOUT TO BECOME A DIRECTOR TO THE BOARD OF DIRECTORS OF AVIVA PETROLEUM INC., A TEXAS CORPORATION, IN ITS REGISTRATION STATEMENT ON FORM S-4 AND ANY AMENDMENTS THERETO FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.



                                       \S\ ROBERT CRESCI
                                     -------------------
                                         ROBERT CRESCI

DATED:    AUGUST 20, 1998